                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                                 Form 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 11, 2000
                                                  ------------------
                             WesBanco, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     West Virginia                    0-8467                55-0571723
---------------------------        ------------         ------------------
(State or other jurisdiction       (Commission          (IRS Employer
   of incorporation)                File Number)        Identification No.)


     1 Bank Plaza, Wheeling, WV                               26003
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code       (304) 234-9000
                                                      --------------------
Former name or former address, if changed since last report  Not Applicable
                                                            ---------------

Item 7 - Financial Statements and Exhibits

     c) Exhibits

        99.1 - Press release announcing presentation on financial information presented at the Friedman, Billings, Ramsey & Co., Inc., Seventh Annual Investor Conference, held in Washington, D.C. on September 11-12, 2000.

Item 9 - Regulation FD Disclosure

                Pursuant to Regulation FD, information is being furnished below with respect to a presentation by Mr. Paul M. Limbert, Executive Vice President and Chief Financial Officer of WesBanco, Inc., at the Friedman, Billings, Ramsey & Co., Inc., Seventh Annual Investor Conference in Washington,
                D.C.  Mr. Limbert is presenting for WesBanco on September 12,
                2000.

[Presentation slide #1]

              WesBanco

Friedman, Billings, Ramsey & Co., Inc.

 Seventh Annual Investors Conference
       September 11 - 12, 2000

[Presentation slide #2]

     Presentation Summary
     --------------------
  - Corporate Description
  - Stock Performance
  - Results of Operations
  - Year 2000 Challenges

[Presentation slide #3]

     Corporate Description
     ---------------------
 - 60 banking offices in West Virginia and Eastern Ohio
 - Trust and investment services
 - Brokerage services
 - Insurance services

     [Location Map]

[Presentation slide #4]

West Virginia Deposit Market Share*
-----------------------------------

                                      MARKET
   BANK                      RANK      SHARE
-----------------------------------------------
BB & T, Inc.                   1       16.48%
United Bankshares, Inc.        2       10.73
City Holding Co.               3        8.88
WesBanco, Inc.                 4        7.87
Bank One Corp.                 5        7.87
Huntington Bancshares, Inc.    6        7.25

* FDIC Summary of Deposits as of June 30, 1999.

[Presentation slide #5]

West Virginia Deposit Market Share by Region*
---------------------------------------------

                             Upper Ohio                North    Kanawha
      BANK                    Valley     Parkersburg   Central  Valley
-----------------------------------------------------------------------
WesBanco, Inc.                    1            2           3        6
WesBanco % total deposits        46%          19%         28%       7%
United Bankshares, Inc.           2            1           5        4
BB & T, Inc.                      3            3           2        1
Bank One Corp.                    4            6           4        3
Huntington Bancshares, Inc.       5            4           1        5
City Holding Co.                  6            5           6        2

[Presentation slide #6]


       Significant Events
       ------------------

 - Repositioned branch offices
 - Acquisition of Heritage Bank - in market merger
 - Divested Credit Card operation
 - Completed consolidation of all banks and mortgage company into single bank
 - WesMark Funds

[Presentation slide #7]


          Dividend Per Share / Yield
          --------------------------
   [Graph]
      Year               DPS      Yield
      ---------------------------------
      1990              $0.43     4.53%
      1991               0.45     4.29
      1992               0.47     3.19
      1993               0.53     2.72
      1994               0.57     3.53
      1995               0.64     3.43
      1996               0.72     3.32
      1997               0.79     2.63
      1998               0.84     2.85
      1999               0.88     3.38
      2nd Q Annualized   0.90     3.71

[Presentation slide #8]

             Core Earnings*
             (Not restated for pooling transactions)
             ---------------------------------------
            [Graph]
            (in millions)
                                 Core         Net
            Year                Earnings     Income
            ----------------------------------------
            1995                 $17.9       $18.2
            1996                  21.0        21.2
            1997                  22.7        22.3
            1998                  26.4        28.3
            1999                  26.5        27.6
            1st Half Annualized   28.5        27.4

*Excludes goodwill amortization, net securities gains and non-recurring items.

[Presentation slide #9]

                  Total Assets
     (Not restated for pooling transactions)
     ---------------------------------------
     [Graph]
         (in billions)

          Year             Total Assets
          ------------------------------
          1986               $  0.33
          1987                  0.54
          1988                  0.63
          1989                  0.66
          1990                  0.72
          1991                  0.83
          1992                  1.01
          1993                  1.04
          1994                  1.35
          1995                  1.37
          1996                  1.68
          1997                  1.79
          1998                  2.24
          1999                  2.27
          6/00                  2.31

[Presentation slide #10]

Stock Performance Cumulative Total Return Percentage*
-----------------------------------------------------
           [Graph]

           Year      WesBanco      S & P 500
           ---------------------------------
           1977        1.3%          -7.2%
           1978       12.7           -0.8
           1979       17.4           17.4
           1980       23.3           48.9
           1981       46.9           44.0
           1982       63.0           64.4
           1983       94.7           86.7
           1984      119.2           92.7
           1985      132.5          123.8
           1986      249.8          142.3
           1987      244.4          148.0
           1988      234.0          164.3
           1989      240.9          195.5
           1990      241.8          192.4
           1991      257.5          222.4
           1992      299.9          229.9
           1993      334.8          239.8
           1994      320.9          241.1
           1995      340.3          278.2
           1996      360.2          300.9
           1997      402.2          334.1
           1998      403.3          362.4
           1999      394.8          383.3
           6/00      390.0          382.9

*Total return assumes no reinvestment of dividends.

[Presentation slide #11]

         Five Year Cumulative Total Return*
         ----------------------------------
         [Graph]
                                  Russell
                                  Financial
           Year      WesBanco     Services
           ---------------------------------
           1994        $100          $100
           1995         120           112
           1996         144           138
           1997         206           179
           1998         209           157
           1999         190           143


*Assumes $100 invested on January 1, 1994.

[Presentation slide #12]


                      Equity to Assets
                        (period end)
                      ----------------
              [Graph]

              Year        WesBanco    Peer Group
              ----------------------------------
              1995        12.7%          9.0%
              1996        12.8           8.9
              1997        13.0           9.0
              1998        13.2           8.9
              1999        11.9           8.2
              2nd Q       11.1           ---


Peer Group:  Federal Reserve Bank

[Presentation slide #13]


                    Return on Average Equity
                    ------------------------
                 [Graph]

                 Year      WesBanco    Peer Group
                 --------------------------------
                 1995       10.5%         12.7%
                 1996       10.5          13.5
                 1997        9.0          14.2
                 1998        9.6          13.4
                 1999        9.9          13.7
                 2nd Q      10.5           ---

Peer Group:  Federal Reserve Bank

[Presentation slide #14]

                     Return on Average Assets
                     ------------------------
                 [Graph]

                 Year      WesBanco    Peer Group
                 --------------------------------
                 1995        1.31%        1.12%
                 1996        1.31         1.21
                 1997        1.18         1.27
                 1998        1.26         1.19
                 1999        1.23         1.16
                 2nd Q       1.20          ---

Peer Group:  Federal Reserve Bank

[Presentation slide #15]

                  Year-to-Date Highlights
-------------------------------------------------------
                                 6/30/00        6/30/99
                                 -------        -------
Core earnings* (000)             $14,170        $13,064
Core EPS*                           0.73           0.64
Net income (000)                  13,611         14,837
EPS                                 0.70           0.73
         ---------------------------------------
Core ROA (annualized)               1.25%          1.18%
Core ROE (annualized)              10.90           9.16
Efficiency ratio                   56.08          57.65
Non-performing assets to loans      0.56           0.61


*Excludes goodwill amortization, net securities gains and non-recurring items.

[Presentation slide #16]

                        Total Loans
                        (period end)
                  ------------------------
                  [Graph]
                  (in billions)
                                    Total
                  Year              Loans
                  ------------------------
                  1995              $1.17
                  1996               1.33
                  1997               1.34
                  1998               1.37
                  1999               1.52
                  2nd Q              1.57


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[Presentation slide #17]

              Non-performing Assets to Total Loans*
              -------------------------------------
              [Graph]

               Year        WesBanco    Peer Group
               ----------------------------------
               1995          1.22%        1.21%
               1996          1.07         1.19
               1997          1.22         0.93
               1998          1.07         0.79
               1999          0.56         0.67
               2nd Q         0.56          ---

* Non-performing Assets = Nonaccrual, Renegotiated and ORE
Peer Group:  Federal Reserve Bank

[Presentation slide #18]

                    Credit Quality
                    --------------
[Graph #1]                    [Graph #2]

Year                NPA's     Year      Net Charge-offs
-------------------------     -------------------------
1995               $14262     1995                $2641
1996                14218     1996                 3355
1997                16456     1997                 4684
1998                14669     1998                 5518
1999                 8483     1999                 3383
2nd Q                8730     1st Half Annualized  1994

[Graph #3]                    [Graph #4]

Year            Provision     Year             Coverage
-------------------------     -------------------------
1995                $3206     1995                 178%
1996                 4795     1996                 145
1997                 5574     1997                 139
1998                 4392     1998                 116
1999                 4295     1999                 144
1st Half Annualized  2894     2nd Q                151

[Presentation slide #19]

            Total Deposits (period end)
            ---------------------------
            [Graph]
              (in billions)
                              Total
              Year           Deposits
              -----------------------
              1995             $1.60
              1996              1.70
              1997              1.78
              1998              1.79
              1999              1.81
              2nd Q             1.85

[Presentation slide #20]

                         Net Interest Margin %
                            (tax equivalent)
                        ------------------------
              [Graph]

              Year               WesBanco      Peer Group
              -------------------------------------------
              1995                  4.71%         4.59%
              1996                  4.69          4.58
              1997                  4.66          4.51
              1998                  4.46          4.53
              1999                  4.39          4.33
              1st Half Annualized   4.22           ---

              Peer Group:  Federal Reserve Bank

[Presentation slide #21]


                 Non-interest Income %*
                 ----------------------
              [Graph]

              Year      WesBanco   Peer Group
              -------------------------------
              1995        14.5%       20.2%
              1996        15.0        19.7
              1997        15.6        21.3
              1998        17.3        21.0
              1999        18.3        20.5
              1st Half    19.9         ---

* Percentage of total operating income.
Peer Group:  Federal Reserve Bank


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[Presentation slide #22]


                         Efficiency Ratio*
                         -----------------
               [Graph]

               Year            WesBanco    Peer Group
               --------------------------------------
               1995             56.8%        61.6%
               1996             55.6         60.5
               1997             58.6         58.9
               1998             57.9         60.7
               1999             58.9         59.7
               1st Half         56.1          ---

*Non-interest expense as a percentage of total operating income
Peer Group:  Federal Reserve Bank

[Presentation slide #23]



             Market Value of Trust Assets
                    (period end)
             ----------------------------
            [Graph]

            (IN BILLIONS)
                       Market Value
            Year     of Trust Assets
            ------------------------
            1995          $1.45
            1996           1.71
            1997           2.10
            1998           2.78
            1999           3.09
            2nd Q          3.11

[Presentation slide #24]


                Trust Revenue
                -------------
                [Graph]

              (in millions)
              Year         Trust Revenue
              --------------------------
              1995                 $ 5.4
              1996                   6.2
              1997                   7.6
              1998                   9.1
              1999                  10.6
              1st Half Annualized   12.0

[Presentation slide #25]


           WesMark Family of Mutual Funds
             Net Assets (at period end)
           -----------------------------
                [Graph]

                (in millions)
                Year     Net Assets
                -------------------
                1997         $174
                1998          369
                1999          450
                2nd Q         527


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[Presentation slide #26]



                 Year 2000 Challenges
                 --------------------

   - Competition
      - Loans / Deposits
      - Banks / Non-banks
   - Integration of non-bank affiliates with customer base
   - Complete WesMark family of mutual funds
   - Development & implementation of electronic delivery channels

[Presentation slide #27]



                     WesBanco

         Friedman, Billings, Ramsey & Co., Inc.

          Seventh Annual Investors Conference

                                            Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WesBanco, Inc.
                                          --------------
                                          (Registrant)


September 11, 2000                        /s/ Edward M. George
------------------                        ---------------------------
    Date                                  Edward M. George
                                          President & Chief Executive Officer